Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ben Kohn, certify that:

1.I have reviewed this report on Form 10-K/A of PLBY Group, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 22, 2022

By: /s/ Ben Kohn
Ben Kohn
Chief Executive Officer and President
(Principal Executive Officer)